THE ADVISORS' INNER CIRCLE FUND II

               FROST LKCM SMALL-MID CAP EQUITY FUND (THE "FUND")

                       SUPPLEMENT DATED DECEMBER 6, 2011
                                     TO THE
              PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
                            DATED NOVEMBER 28, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION ("SAI") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES AND SAI.

IMPORTANT  INFORMATION  REGARDING  CHANGE  IN  INVESTMENT  POLICY

At a November 16, 2011 meeting of the Board of Trustees of The Advisors' Inner Circle Fund II, the Trustees approved a change in the Fund's name, principal investment strategy, non-fundamental investment limitation and benchmark index. Accordingly, effective February 13, 2012, the Fund's Prospectuses and SAI are amended as described below.

In addition, effective February 13, 2012, Class A Shares of the Fund will be available for purchase.

CHANGE IN NAME, PRINCIPAL INVESTMENT STRATEGY AND NON-FUNDAMENTAL INVESTMENT LIMITATION

1. All references to the "Frost LKCM Small-Mid Cap Equity Fund" in the Prospectuses and SAI are replaced with the "Frost Mid Cap Equity Fund."

2. The first paragraph in the section with the heading "Principal Investment Strategies" on page 64 of the Class A Shares Prospectus and page 62 of the Institutional Class Shares Prospectus is deleted and replaced with the following:

                  Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of mid-capitalization companies. This investment strategy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund considers mid-capitalization companies to be those companies with total market capitalizations between $2 billion and $15 billion at the time of initial purchase. The equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, rights and warrants.

3. The third paragraph in the section with the heading "Principal Risks" on page 64 of the Class A Shares Prospectus and page 62 of the Institutional Class Shares Prospectus is deleted and replaced with the following:

                  MID-CAPITALIZATION COMPANY RISK - The mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

4. The following replaces the eleventh bullet point in the section under the heading "Non-Fundamental Policies" on page 37 of the SAI:

                  11. The Frost Mid Cap Equity Fund may not change its investment strategy to invest at least 80% of its net assets in equity securities of mid capitalization companies at the time of initial purchase without 60 days' prior written notice to shareholders.

BENCHMARK  CHANGE

Concurrent with the change in the Fund's name, principal investment strategy and non-fundamental investment limitation, the Fund has changed its primary benchmark from the Russell 2500 Index to the Russell Midcap Index because the Adviser and Sub-Adviser believe it is more representative of the type of securities in which the Fund invests. Accordingly, effective February 13, 2012, the Prospectuses of the Fund are amended as follows:

1. The following replaces the table and footnotes under the "Average Annual Total Returns for Periods Ended December 31, 2010" heading on page 66 of the Class A Shares Prospectus:

                  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31,
                  2010

                  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                         SINCE
                                                                       INCEPTION
                                                           1 YEAR      (4/25/08)
--------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                                    27.63%       3.01%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS                    27.63%       3.01%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                     17.97%       2.58%
RUSSELL MIDCAP INDEX RETURN (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES, OR
TAXES)*                                                     25.47%       2.38%
RUSSELL 2500 INDEX RETURN (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES,
OR TAXES)*                                                  26.71%       4.58%

                  * The Fund has changed its primary benchmark from the Russell 2500 Index to the Russell Midcap Index because the Adviser and Sub-Adviser believe that the Russell Midcap Index is more representative of the type of securities in which the Fund invests.

2. The following replaces the table and footnotes under the "Average Annual Total Returns for Periods Ended December 31, 2010" heading on page 63 of the Institutional Class Shares Prospectus:

                  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31,
                  2010

                  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                         SINCE
                                                                       INCEPTION
                                                           1 YEAR      (4/25/08)
--------------------------------------------------------------------------------
FUND RETURN BEFORE TAXES                                    35.76%       5.49%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS                    35.76%       5.49%
FUND RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                     23.25%       4.70%
RUSSELL MIDCAP INDEX RETURN (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES, OR
TAXES)*                                                     25.47%       2.38%
RUSSELL 2500 INDEX RETURN (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES,
OR TAXES)*                                                  26.71%       4.58%

                  * The Fund has changed its primary benchmark from the Russell 2500 Index to the Russell Midcap Index because the Adviser and Sub-Adviser believes that the Russell Midcap Index is more representative of the type of securities in which the Fund invests.




              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                 FIA-SK-014-0100